SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2005

                     STRUCTURED ASSET SECURITIES CORPORATION
                 (Exact name of registrant specified in Charter)

    Delaware                     333-120575                     74-2440850
 (State or other                (Commission                   (IRS Employer
 jurisdiction of                File Number)                Identification No.)
 incorporation)

     745 Seventh Avenue, 7th Floor
          New York, New York                                        10019
(Address of principal executive offices)                          Zip Code

           Registrant's telephone, including area code: (212) 526-7000

                                    No Change
          Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

      The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-120575 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $489,555,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A, Class 4-A, Class 5-A, Class B1, Class B2, Class B3, Class B4, Class B5 and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-11 on April 29, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 25, 2005, as supplemented by the Prospectus Supplement, dated April 28, 2005 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of April 1, 2005, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services LLC, as master servicer (the "Master Servicer"), and Wells Fargo Bank, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 2-A1, Class 2-A2, Class 3-A, Class 4-A, Class 5-A, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class B8, Class P and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of five pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $495,013,231.39 as of April 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            1.1 Terms Agreement, dated April 27, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

            4.1 Trust Agreement, dated as of April 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, and Wells Fargo Bank, National Association, as Trustee.

            99.1 Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

            99.2 Servicing Agreement, dated as of April 1, 2005, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC.

            99.3 Transfer Notice, dated as of April 1, 2005, between Colonial Savings, F.A. and Lehman Brothers Holdings Inc.

            99.4 Reconstituted Servicing Agreement, dated as of April 1, 2005 between IndyMac Bank, F.S.B. and Lehman Brothers Holdings Inc.

            99.5 Correspondent Servicing Agreement, dated as of June 26, 2002, by and among Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings, F.A.

            99.6 Seller's Warranties and Servicing Agreement between Lehman Brothers Bank, FSB and the IndyMac Bank, F.S.B., dated as of July 1, 2003 for Conventional Residential Fixed and Adjustable Rate Mortgage Loans (Group No. 2003-1).

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STRUCTURED ASSET SECURITIES CORPORATION


                                      By: /s/ Michael C. Hitzmann
                                         ------------------------
                                      Name: Michael C. Hitzmann
                                      Title:Vice President

Date: May 13, 2005

                                  EXHIBIT INDEX

Exhibit No.                                  Description                                              Page No.
-----------                                  -----------                                              --------
    1.1             Terms Agreement, dated April 27, 2005, between Structured Asset Securities
                    Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

    4.1             Trust Agreement, dated as of April 1, 2005, among Structured Asset
                    Securities Corporation, as Depositor,  Aurora Loan Services LLC, as Master
                    Servicer, and Wells Fargo Bank, National Association, as Trustee.

    99.1            Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset
                    Securities Corporation, as Purchaser.

    99.2            Servicing Agreement, dated as of April 1, 2005, between Lehman Brothers
                    Holdings Inc. and Aurora Loan Services LLC.

    99.3            Transfer Notice, dated as of April 1, 2005, between Colonial Savings, F.A.
                    and Lehman Brothers Holdings Inc.

    99.4            Reconstituted Servicing Agreement, dated as of April 1, 2005 between
                    IndyMac Bank, F.S.B. and Lehman Brothers Holdings Inc.

    99.5            Correspondent Servicing Agreement, dated as of June 26, 2002, by and among
                    Lehman Brothers Bank, FSB, Aurora Loan Services Inc. and Colonial Savings,
                    F.A.

    99.6            Seller's Warranties and Servicing Agreement between Lehman Brothers Bank,
                    FSB and the IndyMac Bank, F.S.B., dated as of July 1, 2003 for
                    Conventional Residential Fixed and Adjustable Rate Mortgage Loans (Group
                    No. 2003-1).